Federated Money Market Management
(A Portfolio of Money Market Obligations Trust)
EAGLE SHARES (TICKER MMMXX)

SUPPLEMENT TO summary prospectus DATED SEPTEMBER 30, 2012
Effective December 21, 2012, Eagle Shares of Federated Money Market Management will be closed to new accounts and new investors. Existing investors can continue to make investments in Eagle Shares including reinvestment of dividends and other distributions.
Effective December 21, 2012, Premier Shares of Federated Money Market Management will be redesignated as Institutional Shares. Accordingly, effective December 21, 2012, all references to “Premier Shares” should be changed to “Institutional Shares,” and all references to “PRE” should be changed to “IS.”
1. Effective December 21, 2012, under the section entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES” please replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Eagle Shares (EAG) of the Fund.
Shareholder Fees (fees paid directly from your investment)	EAG
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	1.40%
Total Annual Fund Operating Expenses	1.60%
Fee Waivers and/or Expense Reimbursements[1]	1.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%
1	Total Annual Fund Operating Expenses have been restated to reflect a decrease in Other Expenses. Effective December 21, 2012, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's EAG class (after the voluntary waivers and/or reimbursements) will not exceed 0.45% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) January 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$163
3 Years	$505
5 Years	$871
10 Years	$1,900
November 20, 2012
Federated Money Market Management
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451428 (11/12)